       POWER OF ATTORNEY
       Know all by these presents that the undersigned hereby
constitutes and appoints Theodore E. Guth as the
undersigned's true and lawful attorney-in-fact to:
       (1) execute for and on behalf of the undersigned,
in the undersigned's capacity as a director, officer
and/or 10% owner of Douglas Emmett, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934
and the rules thereunder;
       (2) do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4,
or 5, complete and execute any amendment or amendments
thereto, and to file any such form with the United
States Securities and Exchange Commission and any
stock exchange or similar authority; and
       (3) take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall
be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in
such attorney-in-fact's discretion.
       The undersigned hereby grants to each such attorney-
in-fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.  The
undersigned acknowledges that this appointment is for
convenience only, and such attorney-in-fact, in serving in
such capacity at the request of the undersigned, is not
assuming any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act of
1934.
       This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's
holdings of, and transactions in securities issued by, the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorney-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 7th day of
December, 2006.
/s/ William Wilson III
Signature
William Wilson III
Print Name